Exhibit 10.23

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE ZIOPHARM ONCOLOGY, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ZIOPHARM ONCOLOGY, INC. IF PUBLICLY DISCLOSED.

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Cancer Institute

an Institute or Center (hereinafter referred to as the “IC”) of the

NIH

and

Ziopharm Oncology, Inc.,

hereinafter referred to as the “Licensee”,

having offices at One First Avenue, Parris Building #34, Navy Yard Plaza, Boston, MA 02129,

created and operating under the laws of Delaware.

Tax ID No.: 84-1475642

A-506-2019

CONFIDENTIAL -NIH

First Amendment of L-190-2019/0	Final Ziopharm Oncology, Inc.	December 16, 2019

Model 10-2015	Page 1 of 6

FIRST AMENDMENT TO L-190-2019/0

This is the first amendment (“First Amendment”) of the agreement by and between the IC and Licensee having an effective date of May 28, 2019 and having IC Reference Number L-190-2019/0 (“Agreement”). This First Amendment, having IC Reference Number L-190-2019/1 includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Information), and 3) Appendix A- Patent(s) or Patent Application(s).

WHEREAS, the IC and the Licensee desire that the Agreement be amended a first time as set forth below in order to bring additional patent rights within the scope of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the IC and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	The cover page’s “Serial Number(s) of Licensed Patent(s) or Patent Application(s)” section of the Agreement shall be amended to include the following patent applications:

1.	[***]

2)	Appendix A - Patent(s) or Patent Application(s) of the Agreement shall be deleted and replaced with Appendix A- Patent(s) or Patent Application(s) of this First Amendment.

3)

Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the IC an amendment issue royalty in the sum of six hundred thousand US Dollars ($600,000.00). Payment options may be found in Attachment 1. The parties agree that the foregoing payment obligation shall be in lieu of the non-creditable, non-refundable amendment issue royalty set forth in Paragraph VII of Appendix C of the Agreement for all Additional T Cell Receptors added pursuant to this First Amendment.

4)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

5)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

6)

The terms and conditions of this First Amendment shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page.

7)	This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

A-506-2019

CONFIDENTIAL -NIH

First Amendment of L-190-2019/0	Final Ziopharm Oncology, Inc.	December 16, 2019

Model 10-2015	Page 2 of 6

FIRST AMENDMENT TO L-190-2019/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:

Richard U. Rodriguez, MBA	Date
Associate Director
Technology Transfer Center, National Cancer Institute

National Institutes of Health Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

Signature of Authorized Official	Date

Name:
Title:

I.	Official and Mailing Address for Agreement notices:

Rob Hadfield
Name

General Counsel
Title

Mailing Address:

A-506-2019

CONFIDENTIAL -NIH

First Amendment of L-190-2019/0	Final Ziopharm Oncology, Inc.	December 16, 2019

Model 10-2015	Page 3 of 6

One First Avenue, Parris Building #34
Navy Yard Plaza
Boston, MA 02129

Email Address:	[***]

Phone:	[***]

Fax:	[***]

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Eshane Dupre
Name

Accounts Payable
Title

Mailing Address:

One First Avenue, Parris Building #34
Navy Yard Plaza
Boston, MA 02129

Email Address:	[***]

Phone:	[***]

Fax:	[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

A-506-2019

CONFIDENTIAL -NIH
First Amendment of L-190-2019/0	Final Ziopharm Oncology, Inc.	December 16, 2019

Model 10-2015	Page 4 of 6

ATTACHMENT 1 – ROYALTY PAYMENT INFORMATION

New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

[***]

A-506-2019

CONFIDENTIAL -NIH

First Amendment of L-190-2019/0	Final Ziopharm Oncology, Inc.	December 16, 2019

Model 10-2015	Page 5 of 6

APPENDIX A – PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

Group A

[***]

Group B

[***]

Group C

[***]

Group D

[***]

Group E

[***]

Group F

[***]

A-506-2019

CONFIDENTIAL -NIH

First Amendment of L-190-2019/0	Final Ziopharm Oncology, Inc.	December 16, 2019

Model 10-2015	Page 6 of 6